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                    SECOND AMENDMENT TO AMENDED AND RESTATED
                             PARTICIPATION AGREEMENT


         This SECOND AMENDMENT TO AMENDED AND RESTATED PARTICIPATION AGREEMENT, dated as of March 7, 1997 (this "Amendment") is entered into among GENESIS ELDERCARE PROPERTIES, INC., as Lessee; MELLON FINANCIAL SERVICES CORPORATION #4, as Lessor; various financial institutions as Lenders and MELLON BANK, N.A., a national banking association, as Agent for Lessor and the Lenders.

                                    Recitals

         A. Lessee, Lessor, Lenders and Agent entered into that certain Amended and Restated Participation Agreement dated as of October 7, 1996, as amended by that certain Amendment to Amended and Restated Participation Agreement dated as of January 31, 1997 (as the same is hereby amended and as the same may be further amended, modified or supplemented from time to time, the "Participation Agreement"), evidencing a $150,000,000 synthetic lease facility (the "Synthetic Lease Facility).

         B. A certain Second Amended and Restated Credit Agreement, among Genesis Health Ventures, Inc. and certain Subsidiaries thereof as Borrowers, Mellon Bank, N.A. as Administrative Agent and Co-Syndication Agent, Citibank, N.A. as Co-Syndication Agent, certain other Co-Agents named therein and certain Lenders named therein was entered into on October 7, 1996. On October 11, 1996, in connection with an acquisition by Genesis Health Ventures, Inc., certain additional Subsidiaries became Borrowers thereunder (as so modified, the "Existing Credit Agreement" and, as the same is hereby amended and as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement"). Unless otherwise defined herein, terms are used herein as defined in the Participation Agreement.

         C. The Borrowers have requested that the total amount of the commitment under the Existing Credit Agreement be increased from $300,000,000 to $375,000,000. There will not be any increase in amount of the Synthetic Lease Facility. However, in order to continue the proportionate relationship of each Lender under the Credit Agreement and each Lender in the Synthetic Lease Facility, the Existing Credit Agreement and the Participation Agreement and other Operative Documents are being amended as of the date hereof to provide for
(a) the increase in the total commitment under the Existing Credit Agreement and the inclusion of any additional Lenders, (b) the inclusion of any additional Lenders under the Credit Agreement as additional Lenders in the Synthetic Lease Facility, (c) a downward adjustment in existing interests in the Synthetic Lease Facility to allow for appropriate allocations, and (d) a commensurate increase in commitments under the Credit Agreement. The Lenders are willing to make such changes to the Participation Agreement and other Operative Documents, subject to the terms and conditions set forth below.

         NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows.

                                    Agreement

         1. Amendments to Participation Agreement. The Participation Agreement is hereby amended as of the Amendment Effective Date (as defined below) as follows:

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            a. Change in Commitment; New Schedule I-A. The individual
Commitment of each Lender under the Participation Agreement shall be amended by deleting Schedule I to the Participation Agreement and replacing it with a new
Schedule I-A which shall be delivered by the Agent to each Lender, Lessor and Lessee within ten days of the Amendment Effective Date. Said new Schedule I-A shall specify the Amendment Effective Date, and shall reflect the revised Commitments and revised percentage interest of the Lenders and the additional
Lenders:

            b. Additional Lenders added to Notice and Funding Offices
Schedule; Amended Schedule II. Schedule II to the Participation Agreement is hereby amended by adding notice and funding office information of the additional Lenders to a revised Schedule II to be delivered by the Agent to each Lender, Lessor and Lessee within ten days of the Amendment Effective Date.

            c. Additional Definition: Amendment Effective Date. The following new definition shall be added to Appendix 1 of the Participation Agreement in its correct alphabetical location:

            "Amendment Effective Date" shall have the meaning ascribed to such term in Section 4 to the Second Amendment to Amended and Restated Participation Agreement dated as of March 7, 1997.

            d. Joinder of Additional Lenders. Each Person that shall agree to be a Lender under the Participation Agreement shall execute a joinder thereto, effective as of the Amendment Effective Date, in form and substance satisfactory to the Agent and thereafter shall be a Lender thereunder and under each Operative Document for all purposes as if it had been an original signatory to the Participation Agreement.

            e. New Schedule V; Commitments Outstanding. A new Schedule V setting forth the outstanding amount of each Lender's (i) Total Commitment, (ii) Transaction Costs Commitment and (iii) Acquisition and Construction Commitment, as of the Amendment Effective Date shall be delivered by Agent to Lessor, Lessee and each Lender within ten days of the Amendment Effective Date.

         2. Representations and Warranties. In order to induce the Lenders and the Agent to agree to amend the Participation Agreement, Lessee makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

            (a) No Lease Event of Default has occurred and is continuing or would exist immediately after giving affect to the amendments contained herein; and

            (b) Each of the representations and warranties set forth in the Participation Agreement is true and correct in all material respects both before and after giving effect to the amendments and transactions contemplated hereby as though each such representation and warranty were made at and as of the date hereof and as of the Amendment Effective Date.

         3. Notes. On the Amendment Effective Date, Lessor shall issue a replacement Note to each existing Lender and a new Note to each new Lender. The principal amount of each

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Lenders' Note shall be equal to the amount of its Revised Commitment as specified on Schedule I-A. All Advances made under the Synthetic Lease Facility on or after the Amendment Effective Date will be made by all Lenders pro rata in accordance with Schedule I-A. On April 24, 1997, each new Lender (i) will deliver to Agent in immediately available funds, its Commitment Percentage of the aggregate amount of the outstanding Loan, calculated as of the date immediately preceding the Amendment Effective Date, as specified by Agent, and
(ii) the Agent will remit to each existing Lender, its Commitment Percentage of the amounts received under clause (i).

         4. Amendment Effective Date. The amendments set forth in Section 1 above shall be effective on the date (the "Amendment Effective Date") that each of the following conditions is satisfied:

            a. Execution of Amendment. Lessee, Lessor, Agent and the Lenders shall have executed a counterpart to this Amendment.

            b. Joinder of New Lenders. The additional Lenders, Agent and the Lessee shall have executed a joinder to the Participation Agreement as set forth in Section 1 (d) above.

            c. Opinion. The Agent shall have received opinions of Ira C. Gubernick, in-house counsel of Guarantor, and Blank, Rome, Comisky & McCauley as to this Amendment and such other matters as the Agent may request.

            d. Investment Letter. The Agent shall have received an Investor's Letter substantially in the form of Exhibit G to the Participation Agreement from each additional Lender.

            e. Credit Agreement Amendment. The Credit Agreement shall have been amended to provide for the inclusion of any new Lenders and the adjustment of each Lender's interest therein.

            f. Other Documents and Information. The Agent shall have received such other documents and information as it shall reasonably request.

         5. Counterparts. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. A facsimile signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

         6. Ratification. The Participation Agreement, as amended by this Amendment, and the other Operative Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified.

         7. Payment of Expenses. Without limiting other payment obligations of Lessee set forth in the Operative Documents, Lessee agrees to pay all costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of its counsel, Mayer, Brown & Platt.

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         8.  Authorization to Agents. Each Lender hereby authorizes the Agent to take such action (including, without limitation, signing amendments to the other Operative Documents) as it shall deem necessary or appropriate to carry out the purposes of this Amendment.

         9. Governing Law. This Amendment shall be construed in accordance with, and governed by the laws of, the Commonwealth of Pennsylvania, without regard to choice of law principles.

         10. References. From and after the Amendment Effective Date, each reference in the Participation Agreement to "this Agreement", "hereof", "hereunder" or words of like import, and all references to the Participation Agreement in any and all Operative Documents, other agreements, instruments, documents, certificates and writings of every kind and nature, shall be deemed to mean the Participation Agreement as modified and amended by this Amendment and as the same may be further amended, modified or supplemented in accordance with the terms thereof.

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


         GENESIS ELDERCARE PROPERTIES, INC., as Lessee



         By:_______________________________
         Name Printed: George V. Hager, Jr.
         Title:  Senior Vice President



         MELLON FINANCIAL SERVICES CORPORATION #4, as Lessor



         By:________________________________
         Name Printed:  Robert C. Carpenter
         Title:  Assistant Vice President



         MELLON BANK, N.A., not in its individual capacity except as expressly stated herein, but solely as Agent



         By:________________________________
         Name Printed:  Carol Paige
         Title:  Vice President



         MELLON BANK, N.A., as Lender



         By:________________________________
         Name Printed:  Carol Paige
         Title:  Vice President


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         CITIBANK, N.A., as Lender




         By:________________________________
         Name Printed:______________________
         Title:_____________________________



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         FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Lender



         By:________________________________
         Name Printed:______________________
         Title:_____________________________



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         NATIONSBANK, N.A., as Lender



         By:________________________________
         Name Printed:______________________
         Title:_____________________________



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         FLEET NATIONAL BANK, as Lender



         By:________________________________
         Name Printed:______________________
         Title:_____________________________



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         CORESTATES BANK, N.A., as Lender



         By:________________________________
         Name Printed:______________________
         Title:_____________________________



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         PNC BANK, NATIONAL ASSOCIATION, as Lender



         By:________________________________
         Name Printed:______________________
         Title:_____________________________



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         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Lender



         By:________________________________
         Name Printed:______________________
         Title:_____________________________



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         CREDIT LYONNAIS NEW YORK BRANCH, as Lender



         By:________________________________
         Name Printed:______________________
         Title:_____________________________



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         CREDIT SUISSE FIRST BOSTON, as Lender



         By:________________________________
         Name Printed:______________________
         Title:_____________________________



         By:________________________________
         Name Printed:______________________
         Title:_____________________________



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         AMSOUTH BANK OF ALABAMA, as Lender



         By:________________________________
         Name Printed:______________________
         Title:_____________________________



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         BANQUE PARIBAS, as Lender



         By:________________________________
         Name Printed:______________________
         Title:_____________________________



         By:________________________________
         Name Printed:______________________
         Title:_____________________________



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         CREDITANSTALT CORPORATE FINANCE, INC., as Lender



         By:________________________________
         Name Printed:______________________
         Title:_____________________________



         By:________________________________
         Name Printed:______________________
         Title:_____________________________



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         SIGNET BANK, as Lender



         By:________________________________
         Name Printed:______________________
         Title:_____________________________



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         THE SUMITOMO BANK, LIMITED, as Lender



         By:________________________________
         Name Printed:______________________
         Title:_____________________________



         By:________________________________
         Name Printed:______________________
         Title:_____________________________



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         THE FIRST NATIONAL BANK OF MARYLAND, as Lender



         By:________________________________
         Name Printed:______________________
         Title:_____________________________